Exhibit 10.2

COMPX INTERNATIONAL INC.
Three Lincoln Centre
5430 LBJ Freeway, Suite 1700
Dallas, Texas  75240-2697

WATERLOO FURNITURE COMPONENTS LIMITED
501 Manitou Drive
Kitchener, Ontario N2C 1L2
Canada

December 28, 2012

Wells Fargo Bank, National Association
15 South Main Street
Greenville, South Carolina  29602
Attention of:  Lee Gray

Re:  Termination of Credit Agreement and Waterloo Note

Ladies and Gentlemen:

Reference is made to (a) the Amended and Restated Agreement dated January 13, 2012 (the “Credit Agreement”), between the undersigned CompX International Inc. (the “Borrower”) and Wells Fargo Bank, National Association (the “Lender”) and (b) the Amended and Restated Waterloo Note dated January 13, 2012 (the “Waterloo Note”) between the undersigned, Waterloo Furniture Components Limited (“Waterloo”) and the Lender.  Capitalized terms used and not defined herein are used as defined in the Credit Agreement and the Waterloo Note, as applicable.

Effective as of the date hereof, the Borrower hereby requests:  (1) the termination the obligations of the Lender to make any further extensions of credit pursuant to the Credit Agreement, including without limitation, termination of the Lender’s Revolving Credit Commitment, L/C Commitment and Alternative Currency Commitment and (2) the termination of the Credit Agreement, the Revolving Credit Note, the Alternative Currency Note, the Security Documents and the other Loan Documents.  Effective as of the date hereof, Waterloo hereby requests:  (1) the termination of the obligations of the Lender to make any further extensions of credit pursuant to the Waterloo Note and (2) the termination of the Waterloo Note.  Effective as of the date hereof, the Borrower and Waterloo hereby acknowledge and agree that the Lender shall have no further obligations to make loans or extend other financial accommodations (including, without limitation, the issuance, amendment or renewal of letters of credit) to or for the benefit of the Borrower, Waterloo or any subsidiary thereof under the Credit Agreement, the Waterloo Note or otherwise.

The Borrower and Waterloo shall upon request of the Lender take any and all actions and execute any and all documents reasonably necessary to effectuate the terms and intent of this letter.

There are no outstanding Loans to the Borrower under the Credit Agreement and no current advances to Waterloo under the Waterloo Note.  However, the Borrower hereby agrees to pay (a) all outstanding fees of the Lender (including, without limitation, outstanding Commitment Fees on the average daily unused portion of the Revolving Credit Commitment of the Lender, as described in Section 4.3(a) of the Credit Agreement) and (b) all expenses of the Lender, including reasonable fees and disbursements of counsel for the Lender in connection with the preparation, negotiation, review and approval of this letter agreement and any other documentation contemplated hereby.

The Borrower, Waterloo and the Guarantors party hereto, together with their successors and assigns (collectively, the “Releasors”), for good and valuable consideration, including, without limitation, the execution of this agreement by Lender and Lender’s release of its liens and security interests in the assets of the Releasors, do hereby unconditionally remise, release, acquit and forever discharge Lender and Lender’s past and present officers, directors, shareholders, employees, agents, attorneys, parent corporations, subsidiaries, affiliates, predecessors, successors and assigns, and the heirs, executors, trustees, administrators, successors, and assigns of any such persons and entities (collectively referred to in this paragraph as the “Secured Party Releasees”), of and from any and all manner of actions, causes of action, suits, claims, counterclaims, liabilities, obligations, defenses, and demands whatsoever (if any), at law or in equity, or disputed or undisputed, which any of the Releasors ever had or now has or may have against any of the Secured Party Releasees for or by reason of any cause, matter, or thing whatsoever arising out of or in connection with the Credit Agreement, the Revolving Credit Note, the Alternative Currency Note, the Security Documents, the Waterloo Note and any other Loan Document.

This letter shall be governed by, and construed in accordance with, the laws of the state of South Carolina applicable to contracts made or to be performed in South Carolina without reference to the conflicts or choice of law principles thereof.  This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same letter, and the signature pages from any counterpart may be appended to any other counterpart to assemble fully-executed counterparts.  Counterparts of this letter may also be exchanged via electronic means, and facsimile of any party’s signature shall be deemed to be an original signature for all purposes.

[see next page for signatures]

Very truly yours,

COMPX INTERNATIONAL INC.

By:           /s/ Darryl R. Halbert
Name:           Darryl R. Halbert
Title:           Chief Financial Officer

WATERLOO FURNITURE COMPONENTS LIMITED

By:           /s/ Corey J. Boland
Name:           Corey J. Boland
Title:           President

Acknowledged and Agreed by (a) the Guarantors and (b) the Grantors under the Security Documents:

COMPX SECURITY PRODUCTS INC.

By:           /s/ Darryl R. Halbert
Name:           Darryl R. Halbert
Title:           Vice President

COMPX PRECISION SLIDES INC.

By:           /s/ Darryl R. Halbert
Name:           Darryl R. Halbert
Title:           Vice President

COMPX MARINE INC.

By:           /s/ Darryl R. Halbert
Name:           Darryl R. Halbert
Title:           Vice President

CUSTOM MARINE INC.

By:           /s/ Darryl R. Halbert
Name:           Darryl R. Halbert
Title:           Vice President

LIVORSI MARINE, INC.

By:           /s/ Darryl R. Halbert
Name:           Darryl R. Halbert
Title:           Vice President

COMPX ASIA HOLDING CORPORATION

By:           /s/ Geoffry Chang
Name:           Geoffry Chang
Title:           Director

CONFIRMATION OF TERMINATION

Effective as of the date hereof, (1) the Lender terminates its obligations to make any further extensions of credit pursuant to the Credit Agreement, including without limitation, termination of the Revolving Credit Commitment, L/C Commitment and Alternative Currency Commitment, (2) the Credit Agreement, the Revolving Credit Note, the Alternative Currency Note, the Security Documents and the other Loan Documents are hereby terminated and of no further force and effect, (3) the Lender terminates its obligations to make any further extensions of credit pursuant to the Waterloo Note and (4) the Waterloo Note is hereby terminated and of no further force or effect.

This the 29th day of December, 2012.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:           /s/ Lee R. Gray
Name:           Lee R. Gray
Title:           Senior Vice President